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                                                                 EXHIBIT 10.15


                                CONTRIBUTION AGREEMENT


THIS CONTRIBUTION AGREEMENT is made as of May 15, 1998 by and among Marktech International Inc., a Delaware corporation ("HMC Inc. Delaware"), Hospitality Marketing Consultants, LLC, a California limited liability company ("HMC LLC"), Mokhtar Ramadan, Marwan Ramadan, Fadi Ramadan and Sandra Case (collectively, the "Principals"), with reference to the following facts:

A. The Principals own all of the issued and outstanding shares of HMC Inc. Delaware and all of the membership interests in HMC LLC.

B. The Principals are also the beneficial owners of all of the equity interests in the foreign entities which are listed on Exhibit "A", attached hereto and incorporated herein by reference, except for Hospitality Marketing Concepts [Poland] Sp.zoo. ("HMC Poland"), a business entity organized in Poland of which the Principals beneficially own 84% of the equity interests (such foreign entities to be referred to collectively as the "Foreign Entities").

C.   Hospitality Marketing Concepts (International) Ltd. ("HMC UK
International") is the record and beneficial owner of all of the equity interests in Hospitality Marketing Concepts Espana ("HMC Spain"), a business entity organized in Spain, and Hospitality Marketing Concepts Italia S.R.L. ("HMC Italy"), a business entity organized in Italy.

D. The Principals are the beneficial owners of all of the capital stock of Hospitality Marketing Concepts, Inc., a California corporation ("HMC California"), record ownership of which is held equally by Mokhtar, Fadi and Marwan Ramadan.

E. The Principals are also beneficial owners of all of the equity interests in dormant business entities organized in Brazil and the Philippines (collectively, the "Dormant Entities") and are currently in the process of organizing an entity in the Peoples Republic of China to be called HMC Consulting (Shanghai) Co., Ltd. (the "Chinese Entity").

F. HMC LLC, HMC Inc. Delaware, HMC California and all of the Foreign Entities except for the Dormant Entities are engaged in similar and closely related business operations.

G. Pursuant to the Agreement of the Principals, notwithstanding the fact that record title to HMC California and certain of the Foreign Entities is held by some, but not all, of the Principals, such record holders hold the equity interests for the benefit of all of the Principals, with beneficial ownership of HMC California and such Foreign Entities held 31-2/3% by each of Mokhtar, Fadi and Marwan Ramadan, and 5% by Sandra Case.

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H.   The Principals desire that HMC Inc. Delaware complete an initial public offering of its shares (the "IPO"). In preparation for the IPO, the Principals have agreed to the transactions provided for in this Agreement.

NOW, THEREFORE, the parties agree as follows:

     1. Each of the Principals agrees to contribute all of the equity interests now or hereafter beneficially owned by him or her in HMC California, HMC China and each of the Foreign Entities, other than HMC UK International, to HMC LLC, and HMC LLC agrees to accept each such contribution. Each such contribution shall be made as soon as possible hereafter as permitted by applicable local law.

     2. Each of the Principals agrees to contribute all of his or her equity interests in HMC UK International to Hospitality Marketing Concepts (Holdings) Limited ("Holdings"), a business entity organized in the United Kingdom. Such contribution shall be made as soon as possible but in no event later than July 1, 1998. As a result of such contribution, HMC UK International will be wholly owned by Holdings. Each of the Principals further agrees to cause all appropriate action to be taken by HMC UK International and Holdings to cause HMC UK International to transfer all of its equity interests in HMC Spain and HMC Italy to Holdings. Each of the Principals further agrees to take all necessary action, following the distribution of the interests in HMC Spain and HMC Italy from HMC UK International to Holdings, to further cause HMC UK International to be liquidated and dissolved. As a result of these transactions, HMC Spain and HMC Italy will be wholly owned by Holdings, which currently is and will remain wholly owned by HMC LLC.

     3. Each of the Principals agrees to cause all of his or her equity interests in HMC Poland to be transferred to HMC LLC made as soon as possible as permitted by applicable local law; provided, however, that such transfer may be structured other than as a transfer of equity interests, such as, for example, by recapitalization or asset transfer, if necessary or convenient to accommodate tax or accounting considerations.

     4. Each of the Principals agrees to take all actions necessary or appropriate to transfer to HMC LLC record title of all capital stock of HMC California and all equity interests in the Foreign Entities.

     5. Each of the Principals agrees to take all actions necessary or appropriate to wind up and dissolve each of the Dormant Entities.

     6. Each of the Principals agrees to take all actions necessary or appropriate to cause HMC LLC to be merged with and into HMC Inc. Delaware, with HMC Inc. Delaware as the surviving business entity, effective immediately before or concurrent with the closing of the IPO.

       7. Each of the undersigned agrees to execute and deliver such additional documents

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and instruments and to perform such additional acts as may be necessary or appropriate to effectuate all of the terms, provisions and conditions of this Agreement and the transactions contemplated hereby.

     8. All amendments to this Agreement must be in writing and signed by all of the parties hereto.

     9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     10. This Agreement shall be construed and governed by the internal laws of the State of California and the United States of America.

     IN WITNESS WHEREOF the parties have executed this Contribution Agreement effective as of the date first above written.

                              "HMC INC. DELAWARE"
                              Marktech International Inc.
                              a Delaware corporation


                              By:_____________________________
                                 Its:_________________________


                              "HMC LLC"
                              Hospitality Marketing Concepts LLC,
                              a California limited liability company


                              By:_____________________________
                                 Its:_________________________


                              "PRINCIPALS"

                              ________________________________
                              Mokhtar Ramadan

                          [SIGNATURES CONTINUED ON PAGE 4]

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                              ________________________________
                              Marwan Ramadan


                              ________________________________
                              Fadi Ramadan


                              ________________________________
                              Sandra Case


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                                     EXHIBIT A

    NAME OF ENTITY          COUNTRY OR STATE            RECORD TITLE
    --------------          ----------------            ------------
Hospitality Marketing      California                Mokhtar Ramadan-3331/3 shares
 Concepts, Inc.                                      Fadi Ramadan-3331/3 shares
                                                     Marwan Ramadan-3331/3 shares


HMC-International          Canada                    Mokhtar Ramadan-1000 shares
 Marketing Concepts Inc.                             Fadi Ramadan-1000 shares
                                                     Marwan Ramadan-1000 shares


Hospitality Marketing      Colombia                  Mokhtar Ramadan-26 shares
 Concepts de Colombia                                Fadi Ramadan-26 shares
 S.A.                                                Marwan Ramadan-26 shares
                                                     Sandra Case-2 shares
                                                     Hospitality Marketing
                                                     Consultants, LLC-92 shares


Hostellery Company for     Lebanon                   Mohamad Jawad Asfahani - 100
 Tourism and Marketing                               Mohsen Jawad Asfahani - 10
 s.a.r.l.                                            Aida Mahmoud Rifahi - 10


Hospitality Marketing      Poland                    Mokhtar Ramadan - 21 shares
 Concepts [Poland]                                   Fadi Ramadan - 21 shares
 Sp.zoo.                                             Marwan Ramadan-21 shares
                                                     Christopher Feeney - 13 shares
                                                     Sandra Case - 4 shares


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

    NAME OF ENTITY          COUNTRY OR STATE            RECORD TITLE
    --------------          ----------------            ------------
Hospitality Marketing      United Kingdom            Mokhtar Ramadan - 38 ordinary shares
 Concepts (International)                            Fadi Ramadan - 38 ordinary shares
 Ltd.                                                Marwan Ramadan - 38 ordinary shares
                                                     Sandra Case - 6 ordinary shares


Hospitality Marketing
 Concepts Limited          United Kingdom            Mokhtar Ramadan - 1 ordinary share
                                                     Sandra Case - 1 ordinary share


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